UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2008
                                                          ---------------

                               ESSA Bancorp, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                      001-33384                  20-8023072
---------------------------      -----------------------         ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                      18360
--------------------------------------------                      -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure
             ------------------------

     On August 26, 2008 the Board of Directors of ESSA Bancorp, Inc. (the "Company") announced that the Company would make a payment of a quarterly cash dividend of $0.04 per share of common stock. This dividend shall be paid to stockholders of record as of September 16, 2008, payable on September 30, 2008.

     A copy of the press  releases  announcing  this item is attached as Exhibit
99.1. The information in the preceding paragraph, as well as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

     (a) Financial Statements of Businesses Acquired. Not applicable.
     (b) Pro Forma Financial Information. Not applicable.
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits.

               Exhibit No.               Description
               -----------               -----------
               99.1                      Press release issued by the Company on
                                         August 27, 2008 announcing the issuance
                                         of a cash dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   ESSA BANCORP, INC.



DATE:  August 27, 2008                      By:    /s/ Gary S. Olson
                                                   ---------------------------
                                                   Gary S. Olson, President and
                                                   Chief Executive Officer